UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 16, 2016 (March 15, 2016)

ANADIGICS, Inc.

(Exact Name of Registrant as Specified in Charter)

__________________________

Delaware	0-25662	22-2582106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Mt. Bethel Road Warren, New Jersey		07059
(Address of Principal Executive Offices)		(Zip Code)

(908) 668-5000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

 ______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2016, Anadigics, Inc., a Delaware corporation (the “Company” or “Anadigics”), entered into Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger (the “II-VI Merger Agreement”) with II-VI Incorporated, a Delaware corporation (“Parent”), and Regulus Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (the “Purchaser”), pursuant to which Parent will acquire Anadigics. Among other things, the Amendment increased the purchase price for the Company’s outstanding common stock from $0.66 per share to $0.85 per share.

The Offer and withdrawal rights expired at 11:59 P.M., Eastern Time, on March 11, 2016. The depository for the Offer has preliminarily indicated that, as of the expiration of the Offer, a total of 47,782,407 Shares have been validly tendered and not properly withdrawn pursuant to the Offer (not including 4,218,728 Shares tendered pursuant to notices of guaranteed delivery that had not been delivered to the depository for the Offer prior to the expiration of the Offer), representing approximately 52.92% of the outstanding Shares on a fully diluted basis. The number of Shares validly tendered and not properly withdrawn pursuant to the Offer satisfies the Minimum Condition. All conditions to the Offer having been satisfied or waived, Purchaser has accepted for payment and expects to pay promptly for all Shares validly tendered and not properly withdrawn prior to the expiration of the Offer.

As a result of its acceptance of, and following payment for, the Shares tendered in the Offer, Purchaser acquired a sufficient number of Shares to complete the Merger without a vote of the stockholders of the Company pursuant to Section 251(h) of the DGCL. Accordingly, Parent and Purchaser have effected the Merger pursuant to Section 251(h) of the DGCL. In the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by Parent, Purchaser or any other direct or indirect wholly owned subsidiary of Parent and Shares owned by the Company and any direct or indirect wholly owned subsidiary of the Company, and in each case not held on behalf of third parties, and (ii) Shares owned by stockholders who have perfected and not withdrawn a demand for, or loss their rights to, appraisal pursuant to Section 262 of the DGCL with respect to such Shares) was at the effective time of the Merger converted into the right to receive the Merger Consideration. All Shares will be delisted from NASDAQ and deregistered under the Exchange Act.

Item 2.01      Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on March 14, 2016, Regulus accepted for payment all Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Date and on March 14, 2016, paid for such Shares. On March 15, 2016, the Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger. At the effective time of the Merger, the Company became a wholly owned subsidiary of II-VI. As a result, a change of control of the Company occurred.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01      Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On March 15, 2016, in connection with the consummation of the Offer and the Merger, the Company (a) notified the NASDAQ stock market (“NASDAQ”) of the consummation of the Merger and (b) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on the NASDAQ was suspended as of the close of trading on March 15, 2016. The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03      Material Modification to Rights of Securityholders.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01      Change of Control of Registrant.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.     Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement, each of Ronald L. Michels, David Fellows, Richard B. Kelson, Harry T. Rein, Ronald Rosenzweig and Dennis Strigl tendered their respective resignations as directors from the Company’s Board of Directors and from all Committees of the Board of Directors on which such directors served, effective as of the effective time of the Merger.

In accordance with the terms of the Merger Agreement, the directors of Regulus immediately prior to the effective time of the Merger became the directors of the Company from and after the effective time of the Merger.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the Company’s certificate of incorporation, as amended or restated, and its bylaws, as amended or restated, were each amended and restated in their entirety at the effective time of the Merger to be identical to the certificate of incorporation and bylaws of Regulus as in effect immediately prior to the effective time of the Merger, other than the name of the Company. Copies of the certificate of incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Report and are incorporated by reference into this Item 5.03.

Item 8.01      Other Events.

On March 16, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated in this Report by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

2.1

Agreement and Plan of Merger, dated January 15, 2016, by and among Anadigics, Inc., II-VI Incorporated, and Regulus Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2016)

2.2

Amendment No. 1 dated as of February 1, 2016 to the Agreement and Plan of Merger, dated January 15, 2016, by and among Anadigics, Inc., II-VI Incorporated, and Regulus Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2016)

2.3

Amendment No. 2 dated as of February 26, 2016 to the Agreement and Plan of Merger, dated January 15, 2016, by and among Anadigics, Inc., II-VI Incorporated, and Regulus Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2016)

3.1	Restated Certificate of Incorporation of Anadigics, Inc.

3.2	Restated Bylaws of Anadigics, Inc.

99.1	Press Release dated March 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2016

ANADIGICS, Inc.

By:	/s/ Ronald L. Michels
Name:	Ronald L. Michels
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated January 15, 2016, by and among Anadigics, Inc., II-VI Incorporated, and Regulus Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2016)

2.2

Amendment No. 1 dated as of February 1, 2016 to the Agreement and Plan of Merger, dated January 15, 2016, by and among Anadigics, Inc., II-VI Incorporated, and Regulus Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2016)

2.3

Amendment No. 2 dated as of February 26, 2016 to the Agreement and Plan of Merger, dated January 15, 2016, by and among Anadigics, Inc., II-VI Incorporated, and Regulus Acquisition Sub, Inc. (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2016)

3.1	Amended and Restated Certificate of Incorporation of Anadigics, Inc.

3.2	Amended and Restated Bylaws of Anadigics, Inc.

99.1	Press Release dated March 16, 2016